UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): (September 11, 2023)

DAY ONE BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40431	83-2415215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Sierra Point Parkway, Suite 501 Brisbane, California	94005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 484-0899

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DAWN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On September 11, 2023, Day One Biopharmaceuticals, Inc. (the “Company”) issued a press release announcing updated clinical data from the FIREFLY-1 trial and the completion of its rolling New Drug Application (“NDA”) submission to the U.S. Food and Drug Administration (the “FDA”) for tovorafenib as a monotherapy in relapsed or progressive pediatric low-grade glioma (“pLGG”).

Additionally, on September 11, 2023, the Company updated its corporate presentation to reflect the updated data from FIREFLY-1 and the completion of the NDA submission.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the updated corporate presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information furnished in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On September 11, 2023, the Company announced updated clinical data from the FIREFLY-1 trial. Program updates and updated data are summarized as follows:

FIREFLY-1 Program Update

In May 2023, the Company initiated a rolling submission of an NDA to the FDA based on data from the FIREFLY-1 trial with a data cutoff as of December 22, 2022. An updated Clinical Study Report was submitted to the FDA with an additional six months of safety and efficacy data through June 5, 2023. On September 11, 2023, the Company announced the completion of the rolling NDA submission to the FDA for tovorafenib.

Updated FIREFLY-1 Data

FIREFLY-1 is an open-label, pivotal Phase 2 trial, which treated a total of 137 patients across two study arms. Arm 1 evaluated tovorafenib in 77 patients as a once-weekly monotherapy in patients aged 6 months to 25 years with relapsed or progressive pLGG. The primary endpoint of the trial is overall response rate (“ORR”) by Response Assessment for Neuro-Oncology High-Grade Glioma (“RANO-HGG”) criteria. Secondary endpoints include ORR by Response Assessment in Pediatric Neuro-Oncology Low-Grade Glioma (“RAPNO-LGG”), progression-free survival, duration of response (“DOR”), time to response, clinical benefit rate and safety. The NDA submission also includes an exploratory analysis of ORR by Response Assessment for Neuro-Oncology Low-Grade Glioma (“RANO-LGG”). All data have been assessed by a blinded Independent Review Committee.

New data from the FIREFLY-1 trial, with a data cutoff of June 5, 2023, are described below:

RANO-HGG (n=69 evaluable) data, the primary endpoint of the trial:

•	67% ORR (complete response (“CR”) + partial response (“PR”))

•	93% clinical benefit rate (“CBR”) (CR + PR + stable disease (“SD”))

•	17% (n=12) CR

•	49% (n=34) PR

•	26% (n=18) SD

•	At the time of data cutoff, the median DOR based on RANO-HGG criteria was 16.6 months (95% CI: 11.6, not estimable)

Among a total of 77 treated patients:

•	The median duration of tovorafenib treatment was 15.8 months, with 66% (n=51) of patients on treatment at the time of data cutoff

Safety data, based on the 137 patients treated in both Arm 1 and Arm 2 of FIREFLY-1, indicated monotherapy tovorafenib to be generally well-tolerated. The vast majority of adverse events were Grade 1 or Grade 2, with most common side effects reported related to tovorafenib being change in hair color (76%), fatigue (44%), maculopapular rash (41%), dry skin (33%) and dermatitis acneiform (30%). The most commonly reported treatment-related lab abnormalities were CPK elevation, LDH elevation, anemia, hypophosphatemia and AST elevation. Nearly all of the lab abnormalities had no clinical manifestations and did not require clinical intervention or change in study treatment.

The NDA submission also included the evaluation of responses by RAPNO-LGG and RANO-LGG. Those results include:

RAPNO-LGG (n=76 evaluable) data, a key secondary endpoint of the trial:

•	51% ORR (CR + PR + minor response (“MR”))

•	82% CBR (CR+ PR + MR + SD)

•	37% (n=28) PR

•	14% (n=11) MR

•	30% (n=23) SD

•	At the time of data cutoff, the median DOR based on RAPNO-LGG criteria was 13.8 months (95% CI: 11.3, not estimable)

RANO-LGG (n=76 evaluable) data, an exploratory analysis of the trial:

•	53% ORR (CR + PR + MR)

•	83% CBR (CR + PR + MR + SD)

•	26% (n=20) PR

•	26% (n=20) MR

•	30% (n=23) SD

•	At the time of data cutoff, the median DOR based on RANO-LGG criteria was 14.4 months (95% CI: 11.0, not estimable)

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated September 11, 2023

99.2	Corporate Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein that do not describe historical facts, including, but not limited to, statements we make regarding our ability to obtain regulatory approval for, and commercialize, tovorafenib, including the acceptance by the FDA of our NDA submission for tovorafenib, our future results of operations and financial position, business strategy, market size, potential growth opportunities, nonclinical and clinical development activities, efficacy and safety profile of our product candidates, potential therapeutic benefits and economic value of our product candidates, our ability to maintain and recognize the benefits of certain designations received by product candidates, the timing and results of nonclinical studies and clinical trials, commercial collaboration with third parties, and our ability to recognize milestone and royalty payments from commercialization agreements, the expected impact of global business or macroeconomic conditions, including as a result of inflation, rising interest rates, instability in the global banking system and geopolitical conflict, on our operations, and the receipt and timing of potential regulatory designations, approvals and commercialization of product candidates. Such risks and uncertainties include, among others, the risks identified in the Company’s filings with the Securities and Exchange Commission (“SEC”), including its Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, filed with the SEC on August 7, 2023, and other reports as filed with the SEC. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DAY ONE BIOPHARMACEUTICALS, INC.

Date: September 11, 2023	By:	/s/ Charles N. York II, M.B.A.
Charles N. York II, M.B.A. Chief Operating Officer and Chief Financial Officer